UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2004

DIGITAL LIGHTWAVE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21669	95-4313013
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15550 Lightwave Drive
Clearwater, Florida 33760
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (727) 442-6677

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

Digital Lightwave, Inc. Retains Sterling Management Resources, Inc. to Provide Interim Financial Services.

On May 14, 2004, Digital Lightwave, Inc. (the “Company”) retained Sterling Management Resources, Inc. (“Sterling Management Resources”) to provide interim financial services while the Company undertakes a search to identify a professional to permanently fill the position of chief financial officer. Sterling Management Resources is a professional services firm that provides specialized business solutions and support to companies including providing seasoned senior executive professionals on an interim basis.

On May 19, 2004, the Company accepted the resignation of Patricia Hayes as the Company’s chief accounting officer.

The press release announcing the retention of Sterling Management Resources and the resignation of Patricia Hayes is attached to this Current Report on Form 8-K as an exhibit and is incorporated by reference herein.

Settlement with Plaut Sigma Solutions, Inc. n/k/a IDS Scheer Small and Medium Enterprises Southeast, Inc.

On May 26, 2004, the Company, Plaut Sigma Solutions, Inc. n/k/a IDS Scheer Small and Medium Enterprises Southeast, Inc. (“Plaut/IDS”), and Optel LLC and Optel Capital, LLC entered into a Settlement and Renewal Agreement (the “Settlement Agreement”). The Settlement Agreement resolves all disputes between the Company and Plaut/IDS, including claims of approximately $453,000 asserted by Plaut/IDS against the Company under several agreements between the parties. Pursuant to the terms of the Settlement Agreement, the Company made a lump sum payment in the amount of $126,880. In addition, the Company made a payment of $83,120 to be applied to the annual fee for software maintenance services to be provided by Plaut/IDS to the Company for calendar year 2004. Both payments constituted full and final satisfaction of all claims of Plaut/IDS against the Company.

The Settlement Agreement and the press release announcing the settlement are attached to this Current Report on Form 8-K as Exhibits and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.
	10.1	Settlement and Renewal Agreement dated May 26, 2004, by and among Digital Lightwave, Inc., IDS Scheer Small and Medium Enterprises Southeast, Inc. f/k/a Plaut Sigma Solutions, Inc., and Optel LLC and Optel Capital, LLC

	99.1	Press release dated June 10, 2004 announcing the settlement with Plaut Sigma Solutions, Inc. and the retention of a professional services firm to provide interim financial services.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL LIGHTWAVE, INC.

Date: June 10, 2004	By: /s/ James Green

James Green
Chief Executive Officer
and President

Exhibit Index

Exhibit No.	Description

10.1	Settlement and Renewal Agreement dated May 26, 2004, by and among Digital Lightwave, Inc., IDS Scheer Small and Medium Enterprises Southeast, Inc. f/k/a Plaut Sigma Solutions, Inc., and Optel LLC and Optel Capital, LLC

99.1	Press release dated June 10, 2004 announcing the settlement with Plaut Sigma Solutions, Inc. and the retention of a professional services firm to provide interim financial services.